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                                                                    EXHIBIT 10.5


                      THE GOVERNMENT OF THE CAYMAN ISLANDS



                      THE WATER (PRODUCTION AND SUPPLY) LAW
                               (LAW NO 15 OF 1979)
                                 (1996 REVISION)


                FOURTH AMENDMENT TO A LICENCE TO PRODUCE POTABLE
              WATER FROM SEAWATER AND DISTRIBUTE BY MEANS OF PIPES



                                   PROVIDED TO
                           CONSOLIDATED WATER CO. LTD.
                    (FORMERLY CAYMAN WATER COMPANY LIMITED)


                              1ST OF FEBRUARY 2003





  COPY 1 OF 3 CONSOLIDATED WATER CO. LTD. (FORMERLY CAYMAN WATER COMPANY LIMITED
                                           COPY 2 OF 3 CAYMAN ISLANDS GOVERNMENT
                                            COPY 3 OF 3 WATER AUTHORITY - CAYMAN



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      FOURTH AMENDMENT TO A LICENCE TO PRODUCE POTABLE WATER FROM SEAWATER

                                   PROVIDED TO

                           CONSOLIDATED WATER CO. LTD.
                     (FORMERLY CAYMAN WATER COMPANY LIMITED)

                                       BY

                      THE GOVERNMENT OF THE CAYMAN ISLANDS

     THE WATER (PRODUCTION AND SUPPLY) LAW (LAW 15 OF 1979) (1996 REVISION)

THIS AMENDMENT TO A LICENCE, (this "Amendment") is made on 1st day of February, 2003 between the Governor acting under the powers conferred by Section 3 of the Water (Production and Supply) Law (15 of 1979) (1996 Revision), and all other powers thereunto enabling, Consolidated Water Co. Ltd. (formerly Cayman Water Company Limited), a company incorporated in the Cayman Islands under the Companies Law, having its registered office at Trafalgar Place, West Bay Road, Grand Cayman ("the Company"), and the Water Authority - Cayman, established under the Water Authority Law, Law 18 of 1982 ("the Authority").


WHEREAS:

1. A concession ("the Licence") was granted by the Governor to the Company on 11th July, 1990, as amended from time to time, authorising it exclusively within the area described in the Licence to process Seawater to Water for sale and to distribute and sell Water by means of pipes;

2. By special resolution dated 3rd December, 1998, the Company changed its name to Consolidated Water Co. Ltd.;

3. The Governor has consented to the transfer of the Licence from the Company to Cayman Water Company Limited, which was registered by the Registrar of Companies of the Cayman Islands on 4th December 1998 and is a wholly-owned subsidiary of the Company;

4. The Company has requested the removal or amendment of Clause 7.4 of the Licence, which relates, inter alia, to Government's approval of shareholders who wish to own more than 5% of the outstanding shares in the Company;

5. Government has requested that the Company improve the aesthetic quality of its water to that of the water produced by the Authority;


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NOW THEREFORE it is agreed and declared by and between the parties hereto in consideration of the mutual agreement between the Governor, the Company and the Authority hereinafter set forth as follows:-

1. Clause 2 of the Licence is amended by adding at the end of the definition of "Company", before the semi-colon the words "or the transferee or assignee from time to time of this Licence with the consent of the Governor".

2. (a) Clause 7.4 of the Licence is deleted and the following substituted therefor:

              "7.4  CONTROL OF THE COMPANY

              The Company shall provide the Governor with such resolutions, deeds, undertakings, assurances and other things as he may require to satisfy himself throughout the term of the Licence that the effective control of the Company remains vested in and exercisable by the same directors and officers as those in whom it is vested and is exercisable immediately before the date of this Licence or such other directors and officers as the Governor may from time to time approve in his absolute discretion."

     (b) The Directors and Officers listed in Schedule 6 are approved for the purposes of Clause 7.4 of the Licence as of the 1st day of February 2003.

     (c) The words "Ownership of Company" in Clause 9.13 of the Licence are deleted and the words "Control of the Company" substituted therefor.

     (d)  Schedule 6 hereto attached is added.

3. After a period of eight calendar months of the date of this Amendment the following amendments shall become effective:

     (a) The definition of "Water" in clause 2 of the Licence is deleted and the following substituted therefor:

          "Water" means potable water processed by the Company from Seawater, or purchased or otherwise acquired by the Company for the purpose of distribution, in accordance with this Licence, the quality of which shall be such that (a) the individual constituents shall meet the values set out in Schedule 7, and (b) the quality shall be as defined by regulations made pursuant to the Public Health Law or, in the absence of such regulations, by the most recent edition of the World Health Organization Guidelines for Drinking Water Quality and its addenda. The values set out in Schedule 7 to the extent


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                    lawful take precedence over the Public Health Regulations.
                    The Public Health Regulations always take precedence over the World Health Organization Guidelines for Drinking Water Quality; and"

     (b) Clause 5.5 of the Licence is deleted and the following substituted therefor:

          "5.5 OPERATION OF WORKS

          The Company shall operate the Works in a proper, workmanlike and efficient manner so as to ensure that at all times the risk of contamination of the Water is kept to a minimum and the continuity of the Water supply, at a normal and proper pressure, is maintained. Except to the extent (if any) allowed by Schedule 7, Water distributed under this Licence shall not be contaminated by

          (i)  any noxious chemical, or

          (ii) any other substance, which in the opinion of the CEHO or the Authority would be harmful to the public health, or

          (iii) any chemical or substance that imparts odour, taste or colour, which in the opinion of the CEHO or the Authority renders it unacceptable to consumers.

          The Company shall ensure that all chemicals used in the Works and all additives in the Water shall be approved by the American Water Works Association or the National Sanitation Foundation for use with potable water. From time to time, but no less than once per year the Company shall submit a detailed list of all chemicals to be used in the Works, accompanied by relevant material safety data sheets (MSDS), to the CEHO and the Authority for review and approval. The Company shall only distribute Water in accordance with this Licence and its operation of the Works shall be subject to inspection by the CEHO and Authority and compliance with all lawful requirements of the CEHO and Authority."

     (c)  The following is added to the Licence as Clause 5.9:

          "5.9 TESTING OF WATER QUALITY

          The Company shall carry out testing of the water quality in accordance with Schedule 8. The Company shall submit the results of water quality tests to the CEHO and the Authority on a monthly basis, within fourteen days of the end of every calendar month. All tests for water quality shall be carried out in accordance with the current edition of Standard Methods for the Examination of Water and Wastewater, jointly published by the American Public Health Association, the American


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          Water Works Association and the Water Environment Federation or by the
          method prescribed by the United States Environmental Protection Agency or by any other method approved by the Authority. All tests for water quality that are not carried out on-site shall be carried out by a laboratory that has been approved by the Authority. From time to time the CEHO or the Authority may require the Licensee to carry out testing for specific constituents that are considered of significance to public health, but are not listed in Schedule 8."

     (d) Clause 9.6 of the Licence is deleted and the following substituted therefor:

          "9.6 FAILURE TO OPERATE WORKS TO THE SATISFACTION OF THE CEHO AND AUTHORITY

          If at any time in the reasonable opinion of the CEHO and the Authority the Company:

          (a)  fails to operate the Works in compliance with Clause 5.5 or 5.9;
               or

          (b) distributes water that does not comply with the definition of Water set out in Clause 2; or

          (c) operates the Works in a manner that increases the risk to public health and is contrary to good practice according to the American Water Works Association;

          the CEHO or the Authority shall notify the Company in writing specifying the matter complained of and if the Company fails to take reasonable action to remedy any such failure within a reasonable time, then on the advice of the CEHO and the Authority the Governor may in his absolute discretion and after giving the Company the opportunity to present its case in a timely manner, terminate this Licence in accordance with clause 9.4."

     (e) Schedule 4 of the Licence is deleted and the Schedule 4 hereto attached is substituted therefor:

     (f)  Schedules 7 and 8 hereto attached are added.

4. As varied by this Amendment the Licence shall continue in full force and effect

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IN WITNESS WHEREOF this Amendment has been made on the date first above written.


FOR THE GOVERNMENT OF THE CAYMAN ISLANDS

THE PUBLIC SEAL OF THE GOVERNMENT
of the Cayman Islands was affixed in the presence of:-


/s/ Mr. Bruce Dinwiddy
----------------------------------------------
HIS EXCELLENCY THE GOVERNOR BRUCE DINWIDDY




FOR CONSOLIDATED WATER CO. LTD.
(formerly CAYMAN WATER COMPANY LIMITED)


/s/ Mr. Jeffrey Parker
----------------------------------------------
Mr. Jeffrey M. Parker, Chairman


/s/ Mr. Frederick McTaggart
----------------------------------------------
Mr. Frederick W. McTaggart, President and COO




FOR THE WATER AUTHORITY - CAYMAN ISLANDS


/s/ Mr. Brainard Walter
----------------------------------------------
Mr. Brainard Watler, Chairman


/s/ Mr. Otto Watler
----------------------------------------------
Mr. Otto Watler, Director

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                                  SCHEDULE FOUR

                            ENERGY ADJUSTMENT FACTOR


In accordance with Clause 6.2 and for the purpose of dealing with fluctuations in the cost of electricity consumed by the Company to process and provide Water, the Company, within fourteen days of the end of every calendar month, shall determine the Energy Adjustment Factor for that month in accordance with the following formula and shall give notice thereof to the Authority:

                               EAF = SEC * (ET-EB)

WHERE:

     EAF = The calculated Energy Adjustment Factor, which is the amount expressed in six decimals of Cayman Islands dollars per 1,000 Gallons to be added to the Base Price of Water sold by the Company, and invoiced by the Company to each customer during the month under review;

     SEC =          Specific Energy Consumption, which is the greater of either
                    (i) the number of kWh used to produce and provide Water, as defined in Section 44(a) of the Water Authority Regulations (1999 Revision), as amended from time to time, or (ii) ENCON, both numbers expressed as kWh/1,000 Gallons. In any event the SEC shall not be larger than 18.93 kWh/1,000 Gallons;

     ENCON = The weighted average of the specific energy consumption of the Company's Seawater desalination plants and distribution pumping facilities in Grand Cayman, expressed as the number of kWh required to produce and provide 1,000 Gallons of Water. The ENCON shall be calculated in January each year from audited water production records and actual electricity consumption during the previous calendar year;

     ET = The weighted average cost of electricity inclusive of Caribbean Utilities Company's fuel adjustment factor of the Company's Seawater desalination plants and distribution pumping facilities in Grand Cayman to produce and provide Water during the month in review, expressed in six decimals of Cayman Islands dollars per kWh;

     EB =           The base cost of electricity which is Cayman Islands dollar
                    0.105 per kWh.

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An adjustment may be made to the EAF each month by adding or subtracting, as appropriate, any amount that was over or under invoiced by the Company to its customers, because of oversight or computational error of the EAF in the previous twelve month period. The measurements and meter readings required for the calculations that form part of this Schedule and for any adjustments may be carried out by the staff of the Company, but shall be subject to verification by the Authority, which may request any such additional information and invoices that in its opinion is necessary to verify the accuracy of the same readings, measurements and calculations.

The Company shall continue to use the above formula until such time as it is revoked by a revised schedule to this franchise, and monthly invoices shall reflect the volume supplied in the previous month.

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                                  SCHEDULE SIX


                         APPROVED DIRECTORS AND OFFICERS


Mr. Jeffrey M. Parker, Director, Chairman of the Board, Chief Executive Officer Mr. Frederick W. McTaggart, Director, President and Chief Operating Officer
Mr. Peter D. Ribbins, Director, Director of Special Projects, Company Secretary Mr. J. Bruce Bugg Jr., Director, Vice Chairman of the Board
Mr. Brian E. Butler, Director
Mr. Steven A. Carr, Director
Mr. Richard L. Finlay, Director
Mr. Clarence B. Flowers, Jr., Director
Mr. Wilmer Pergande, Director
Mr. Raymond Whittaker, Director
Mr. Carson K. Ebanks, JP, Director

Mr. Gregory S. McTaggart, Vice President of Operations
Mr. Brent J. Santha, Assistant Company Secretary



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                                 SCHEDULE SEVEN

                                  WATER QUALITY


--------------------------------------------------- ----------------------------

PARAMETER                                           REQUIRED QUALITY
--------------------------------------------------- ----------------------------
pH (units)                                                   6.5 - 8.0
Sulfide (mg/l)                                                < 0.01
                                                              -
Electrical Conductivity ((mu)S/cm)                            < 400
                                                              -
Total Dissolved Solids (mg/l)                                 < 200
                                                              -
Free chlorine residual (mg/l)                               0.20 - 0.50
Total chlorine residual (mg/l)                              0.20 - 0.50
Total coliform bacteria (cfu/100 ml)                             0
Faecal coliform bacteria (cfu/100 ml)                            0
--------------------------------------------------- ----------------------------

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                                 SCHEDULE EIGHT


                       WATER QUALITY TESTING REQUIREMENTS


---------------------------------------------------------------------------------------------------------------
                                                            PLANT CAPACITY (GPD)
                               --------------------------------------------------------------------------------
PARAMETER                               <  10,000               10,000 - 100,000             > 100,000
---------------------------------------------------------------------------------------------------------------
pH                                        daily                     daily                     daily
Electrical Conductivity                   daily                     daily                     daily
Total Dissolved Solids                    daily                     daily                     daily
Free chlorine residual                    daily                     daily                     daily
Total chlorine residual                   daily                     daily                     daily
Sulfide                               every 14 days                 weekly              every working day
Total coliform bacteria               every 14 days                 weekly              every working day
Faecal coliform bacteria              every 14 days                 weekly              every working day
Bromoform                               annually                   annually                  annually
Dibromochloromethane                    annually                   annually                  annually
Bromodichloromethane                    annually                   annually                  annually
Chloroform                              annually                   annually                  annually
Boron                                   annually                   annually                  annually
Nitrate                                 annually                   annually                  annually
---------------------------------------------------------------------------------------------------------------

1. Requirements for specific testing for the presence of additives or chemicals will be based on the additives or chemicals used by the Company;

2. The Company shall notify the CEHO within 24 hours of receiving a positive result for faecal coliform bacteria (i.e. > 0 cfu/100ml). The sample shall be repeated within 24 hours of receiving the positive result. The Company shall provide the CEHO with the result of the repeat sample within 4 hours of receiving the result;

3. If the result for total coliform bacteria is > 10 cfu/100ml, the Company shall repeat the sample within 24 hours of receiving the result. If the result for the repeat sample is > 10 cfu/100ml the Company shall notify the CEHO within 24 hours of receiving the result;

4. From time to time the Company may be required to carry out testing for the presence of any other parameters considered to be of significance for public health by the CEHO and the Authority.





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